Fair Value of Financial Instruments and Interest Rate Risk - Level 3 Schedule (Detail) (Fair Value, Measurements, Nonrecurring, USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Sep. 30, 2013
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Other real estate owned	$ 36,879	$ 40,723
Impaired loans	111,265	154,512
Level 3
Fair Value Inputs, Assets, Quantitative Information [Line Items]
Other real estate owned	36,879	40,723
Impaired loans	$ 111,265	$ 154,512